Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying amendment to Quarterly Report on Form 10-Q/A of PLASTIC2OIL, INC., f/k/a JBI Inc. for the quarter ended March 31, 2014, I, Richard Heddle, President and Chief Executive Officer of the Company, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such amendment to Quarterly Report on Form 10-Q/A for the period ended March 31, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such amendment to Quarterly Report on Form 10-Q/A for the period ended March 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of PLASTIC2OIL, INC., f/k/a JBI Inc.

Date: August 28, 2014	By:	/s/ Richard Heddle
Richard Heddle
President and Chief Executive Officer